UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021
___________

FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-38874 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

Registrant’s telephone number, including area code: (540) 465-9121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	FXNC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective July 1, 2021, First Bank, the wholly-owned banking subsidiary of First National Corporation (the “Company” or “First National”), completed its previously announced merger with The Bank of Fincastle (“Fincastle”), pursuant to that certain Agreement and Plan of Merger, dated as of February 18, 2021 (the “Merger Agreement”), by and between the Company, First Bank and Fincastle, whereby Fincastle merged with and into First Bank (the “Merger”), with First Bank surviving.

Under the terms of the Merger Agreement, each outstanding share of Fincastle common stock was converted into the right to receive, without interest, one of the following: (i) $3.30 in cash, (ii) a number of shares of First National common stock equal to the exchange ratio of 0.1649 shares of First National common stock per one share of Fincastle common stock, or (iii) a combination of cash and First National common stock (collectively, the “merger consideration”). Fincastle shareholders have the right to elect the form of consideration paid, subject to the limitations that 80% of Fincastle’s outstanding shares of common stock will be exchanged for First National common stock and 20% of Fincastle’s outstanding shares of common stock will be exchanged for cash consideration. If Fincastle shareholders elect for more than 20% of Fincastle’s outstanding shares of common stock to be exchanged for cash consideration, First National has the unilateral right to increase the amount of cash paid up to 22% of Fincastle’s outstanding shares of common stock and proportionally decrease the amount of First National common stock issued.  Cash will also be paid in lieu of fractional shares.

On or around May 3, 2021, an election form was mailed to each holder of record of Fincastle common stock as of April 16, 2021. Under the merger agreement, the Fincastle shareholders are required to make an election regarding the merger consideration no later than 4:00 p.m. Eastern Time on July 7, 2021.

On or around June 23, 2021, transmittal materials were mailed to each holder of record of Fincastle common stock outlining the procedures to surrender certificates representing shares of Fincastle common stock for the merger consideration they are entitled to receive.

The foregoing description of the Merger Agreement and the transactions described herein do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 1, 2021, the Company’s board of directors increased in size from eight to 11 directors and Messrs. George Edwin Holt, III, C. Ray Sprinkle, and Kirtesh Patel, each a former director of Fincastle, were appointed as directors of the Company, to fill the resulting vacancies on the board.

No committee assignments have been made yet for Messrs. Holt, Sprinkle, and Patel. Each of Messrs. Holt, Sprinkle, and Patel will receive compensation as non-employee directors consistent with the Company’s standard compensation practices for non-employee directors. A description of the Company’s standard compensation practices for non-employee directors can be found in the section titled “Director Compensation” in the Company’s definitive proxy statement in connection with its 2021 annual meeting of shareholders filed with the U.S. Securities and Exchange Commission (“SEC”) on April 1, 2021, and is hereby incorporated by reference.

The information relating to each of Messrs. Holt, Sprinkle, and Patel under the heading “Interests of Fincastle Directors and Executive Officers in the Merger,” included in the Company’s Registration Statement on Form S-4 (333-255180) filed in connection with the proposed merger, including under the subheading “Membership of the Board of Directors of the Combined Company and Bank,” included thereunder, is hereby incorporated by reference.

As disclosed in the Company’s Current Report on Form 8-K filed February 18, 2021, each of the directors and executive officers of Fincastle, including Messrs. Holt, Sprinkle, and Patel, executed a voting and support agreement with the Company pursuant to which, among other things, such executive officer or director agreed to vote all of his or her shares of Fincastle common stock (i) in favor of the merger, (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Fincastle under the Merger Agreement, and (iii) against alternative transactions.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2021, the Board of Directors of the Company amended Article II(A) and Article II(B) of the Company’s By-laws, effective July 1, 2021. The amendment to Article II(A) increased the size of the Board from eight to 11 members. The amendment to Article II(B) increased by one the Board’s unilateral authority to fill up to three vacancies for vacancies resulting from an increase in the number of directors.

A copy of the By-laws, as amended to date, is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference. The foregoing description of the By-laws is qualified in its entirety by reference to the full text of the By-laws filed with this Current Report on Form 8-K.

Item 8.01	Other Events.

On July 1, 2021, the Company issued a press release announcing the completion of the Merger, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. See Exhibit Index Below.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this communication may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to our plans, objectives, expectations and intentions, are not historical facts, and are identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expression. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, including the rapidly changing uncertainties related to the COVID-19 pandemic and its potential adverse effect on the economy, our employees and customers, and our financial performance. In addition to factors previously disclosed in the reports filed by the Company with SEC, additional risks and uncertainties may include, but are not limited to: (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger on customer, supplier, employee or other business partner relationships, (3) the possibility that the costs, fees, expenses and charges related to the Merger may be greater than anticipated, (4) reputational risk and the reaction of each of the parties’ customers, suppliers, employees or other business partners to the Merger, (5) the risks relating to the integration of Fincastle’s operations into the operations of First Bank, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (6) the risk of expansion into new geographic or product markets, (7) the dilution caused by the Company’s issuance of additional shares of its common stock in the Merger, and (8) general competitive, economic, political and market conditions.

Additional factors that could cause results to differ materially from those described above can be found in the risk factors described in Item 1A. of the Company’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2020 and in the joint proxy statement of First National and Fincastle and the prospectus of First National regarding the Merger that was filed with the SEC on April 27, 2021 pursuant to Rule 424(b)(3) by the Company. All subsequent written and oral forward-looking statements concerning the Company, Fincastle or any person acting on their behalf is expressly qualified in their entirety by the cautionary statements above. Neither the Company nor Fincastle undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information About the Merger and Where to Find It

The Company has filed relevant documents concerning the Merger with the SEC, including a registration statement on Form S-4 which includes a joint proxy statement of First National and Fincastle and a prospectus of First National. Shareholders of Fincastle can obtain a free copy of the joint proxy statement of First National and Fincastle and the prospectus of First National, as well as other filings by the Company, at the SEC’s internet site (http://www.sec.gov). Copies of the joint proxy statement of First National and Fincastle and the prospectus of First National and the filings with the SEC that are incorporated by reference in the joint proxy statement of First National and Fincastle and the prospectus of First National can also be obtained, without charge, by directing a request to Scott C. Harvard, First National Corporation, 112 West King Street, Strasburg, Virginia 22657, or by telephone at (540) 465-9121.

SHAREHOLDERS OF FINCASTLE ARE URGED TO READ THE JOINT PROXY STATEMENT OF FIRST NATIONAL AND FINCASTLE AND THE PROSPECTUS OF FIRST NATIONAL AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such jurisdiction.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 18, 2021, by and among The Bank of Fincastle, First National Corporation and First Bank (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 18, 2021) *

3.1	By-laws of First National Corporation

99.1	Press Release, dated July 1, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or similar attachment upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION
(Registrant)

Date: July 1, 2021	By:	/s/ M. Shane Bell
M. Shane Bell
Executive Vice President and Chief Financial Officer